Exhibit 99.2

OptimumBank Holdings, Inc.

September 30, 2026

(NYSE American: OPHC)

Released on November 12, 2026

This presentation contains preliminary financial results for the third quarter of 2026, that are unaudited and subject to completion of quarter-end reporting and adjustment process. Complete unaudited financial statements will be provided in our Form 10-Q .

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update them, except as required by law. Market and industry data in this presentation are based on third-party sources that we have not independently verified.

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin
CEO,
Chairman of the Board

- **Chief Executive Officer of the OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since May 2026**
- Director of OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since March 2010
- Chief Executive Officer of Strawberry Fields REIT (NYSE: STRW), an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Braden Smith
President

- **President for the Company since May 2026**
- **20+ years of banking experience** having previously served as Chief Consumer Banking Officer and Chief Business Development Officer of Amerant Bank
- Executive Vice President of Wintrust Financial Corporation 2009-2024
- Graduate of Rochester Institute of Technology, with a BS in Finance 1996

Elliot Nunez
EVP, CFO

- **Chief Financial Officer of the Bank since February 2020**
- Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees
- **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division
- Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients
- Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant

Business Evolution and Milestones

- **2000** OptimumBank.com opened for business in Plantation, Florida
- **2004** Deerfield branch is opened
- **2004** Bank changed name to **OptimumBank**
- **2004** Fort Lauderdale branch is opened
- **2006** **OptimumBank Holdings, Inc.** began trading on NASDAQ
- **2020** Bank celebrated its 20-year anniversary

- **2022** Growth to over $585 million in assets
- **2023** Growth to over $791 million in assets
- **2024** Growth to $933 million in assets Opened North Miami Beach branch **OptimumBank Holdings, Inc.** began trading on **NYSE American**
- **2025** Bank celebrated 25-year anniversary Growth to over $1.1 billion in assets
- **2026** Growth to over $1.5 billion in assets. OptimumFunding, LLC and OptimumFinance, LLC formed.

OptimumBank Holdings, Inc. Overview – as of 3Q 2026

Holding Company for OptimumBank, OptimumFinance, and OptimumFunding

$1.58 Billion in Total Assets

- 101% Net Loans / Deposits ratio
- $1.37 billion Gross loan portfolio
- $1.34 billion Deposits

NYSE American: OPHC

- Total common shares outstanding: 24,985,327 (1)
- Stock price / Tangible book value: 1.46 (2)

3 Locations

- Headquarters in Fort Lauderdale, Florida
- Deerfield branch
- North Miami Beach branch

Profitability – 3Q 2026

- ROAE (GAAP): 20.0%
- ROAE Core (pre-tax, pre-provision)(3): 29.6%
- Net interest margin: 4.63%

(1) Total common shares consist of 13,526,976 common shares outstanding- voting, plus 11,458,351 common shares outstanding- nonvoting
(2) Tangible book value per diluted share of $5.98 and closing stock market price of $8.72 per share at September 30, 2026.
(3) Non-GAAP measure, see appendix for reconciliation to GAAP.

Third Quarter 2026 Highlights

- Total assets increased $175.2 million, or 12.5%, in 3Q26 to $1.6 billion, and up $493.1 million, or 45.5%, from September 30, 2025
- Net Income: $7.2 million, up $0.5 million or 7.8% from 2Q26, and up $2.9 million, or 65.9% from 3Q25
- Earnings per Share: $0.30 (basic)/$0.30 (diluted)(1), compared to $0.40 (basic)/$0.28 (diluted)(1) in 2Q26 and $0.37 (basic)/$0.18 (diluted)(1) in 3Q25
- Pre-tax, Pre-provision earnings(2): $10.6 million, up $1.8 million, or 20.7%, from 2Q26 and up approximately $4.2 million, or 65.3%, from 3Q25
- Book Value and Tangible Book Value of $149.4 million, equaling $5.98(3) per diluted share at September 30, 2026, up $0.33 per diluted share, or 5.9%, from June 30, 2026, and up $1.01 per diluted share, or 20.3%, from September 30, 2025
- Net interest margin ("NIM"): 4.63% for 3Q26, up 6 basis points from 2Q26 and up 26 basis points from 3Q25
- Net interest income: $16.8 million, up $2.1 million, or 14.2%, from 2Q26 and up approximately $5.7 million, or 51.9%, from 3Q25
- Noninterest income: $2.8 million, up $0.4 million, or 14.1%, from 2Q26 and up approximately $0.9 million, or 43.1%, from 3Q25
- Total Net Loans: $1.35 billion at September 30, 2026, up $148.4 million, or 12.3%, from June 30, 2026, and up approximately $550.0 million, or 68.5%, from September 30, 2025
- Total Deposits: $1.34 billion at September 30, 2026, up $128.8 million, or 10.6%, from June 30, 2026, and up approximately $383.3 million, or 40.0%, from September 30, 2025
- Bank Tier 1 Leverage Ratio: 12.23% at September 30, 2026, an increase of 169 basis points from the prior quarter, reflecting a $31.0 million capital infusion to the Bank following the issuance of $35.0 million of subordinated debt in the third quarter

(1) Diluted EPS includes 24,193,868 of average diluted shares outstanding. This includes average common shares outstanding (voting) of 12,735,517 shares and average common shares outstanding (nonvoting) of 11,458,351 shares. In 2Q 2026, the Company exchanged all outstanding shares of Preferred Stock for nonvoting common stock. The preferred stock was previously reflected in the Company's fully diluted share count.

(2) Non-GAAP measure, see appendix for reconciliation to GAAP.

(3) Diluted shares consist of 13,526,976 common shares voting outstanding, plus 11,458,351 common shares nonvoting.

OptimumBank Holdings, Inc.

Florida Market Trends and Advantages

GDP(1)

- Florida has a Real GDP of $1.41 trillion
- Florida's Real GDP growth is 3.1%, tied for first in the country
- South Florida accounts for 1/3rd of Florida GDP
- Miami-Fort Lauderdale-West Palm Beach, FL (MSA) represents a more than $600 billion economy, with economic expansion projected for 2026 and 2027

Population & Employment(2)

- Florida is the 3rd most populous state, with 23.5 million people
- Florida is growing at 1.41% annually, nearly 3 times the national average of 0.5%
- Florida's population over age 65, is expected to reach 23% by 2030, a segment associated with greater wealth
- Unemployment rate one of the lowest in the country at 4.4%

Real Estate(3)

- South Florida recorded $9.5 billion in commercial real estate sales through Q3 2026, with Broward County sales increasing 9% year-over-year
- Miami-Dade retail vacancy remained exceptionally tight at 3.1% in Q3 2026, the lowest among major Florida markets, while asking rents increased 1.8% year-over-year
- Demand for premier South Florida office space remains strong, with prime Brickell and West Palm Beach vacancy near 6%



Boca Raton
Optimum Bank
Coral Springs
Lighthouse Point
OptimumBank
Sunrise
Oakland Park
Fort Lauderdale
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Miami Gardens
Optimum Bank
Hialeah
Miami Beach
Miami Beach
Miami
Key Biscayne

(1) Sources: U.S. Bureau of Economic Analysis (BEA) as of April 9, 2026 and The Capitalist Florida Economic Forecast 2026 as of July 2026
(2) Sources: The Florida Legislature Office of Economic and Demographic Research as of June 22, 2026 and U.S Bureau of Labor Statistics, State Employment Report as of September 2026
(3) Source: Miami Realtors 2026 South Florida Commercial Real Estate Market Report; Cushman & Wakefield, Q3 2026 Miami Retail MarketBeat; CBRE, South Florida 2026 U.S. Real Estate Market Outlook Midyear Review

OPTIMUMBANK HOLDINGS, INC.

Our History, Transformation and Significant Growth and Expansion

Employee Count


48
60
73
98
119
2022
2023
2024
2025
3Q26

Total Assets ($000)


30.2% CAGR
$585,219
$791,254
$932,933
$1,111,678
$1,576,100
2022
2023
2024
2025
3Q26

Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2024: North Miami Beach branch opened

Profitability Improvement

Net Interest Margin (%)


3.53
3.75
3.83
4.28
4.63
2022
2023
2024
2025
3Q26

Pre-tax, Pre-provision Earnings/[1] (PPNR/ Net Income Core) ($000)

As of September 2026 YTD, $26,390 (annualized $35,283)


$8,858
$12,504
$19,853
$24,207
$35,283
2022
2023
2024
2025
3Q26
Annualized

(1) Non-GAAP measure, see appendix for reconciliation to GAAP.

OPTIMUMBANK HOLDINGS, INC.

Notable Growth and Momentum Across all Areas

Lending

Gross Loans ($000)

December 31, 2022-September 30, 2026, Gross Loans CAGR


32.0% CAGR
$483,378
$680,071
$804,240
$958,793
$1,367,318
2022
2023
2024
2025
3Q26

Deposits

Total Deposits ($000)

December 31, 2022-September 30, 2026, Deposits CAGR


29.6% CAGR
$507,899
$639,581
$772,195
$931,750
$1,342,826
2022
2023
2024
2025
3Q26

Noninterest Income

Total Noninterest Income ($000)

December 31, 2022-September 30, 2026, Noninterest Income CAGR
As of September 2026 YTD, $7,106 (annualized $9,501)


36.5% CAGR
$2,960
$3,452
$4,623
$6,774
$9,501
2022
2023
2024
2025
YTD Annualized

Composition as of September 30, 2026


Commercial, 4.33%
Consumer, 6.58%
Residential, 7.83%
Multi-Family, 4.16%
Land and Construction, 4.23%
Commercial Real Estate, 72.88%

Yield on Loans (YTD):	7.22%


Time Deposits, 40%
IB Now & MMA Deposits, 31%
NIB Deposits, 28%

Cost of IB Deposits (YTD):	3.23%


Loan Fees, 39.11%
Deposit Account Fees, 17.96%
Wire / ACH Fees, 42.93%

OPTIMUMBANK HOLDINGS, INC.

Strong Core Deposit Franchise

$1,342,826,000	• Total Deposits
$381,667,000	• Noninterest Bearing Deposits
3.23%	• Cost of Total Interest-Bearing Deposits (1)

Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

Composition by Branches



5.56%, North Miami Beach (2)
8.58%, Deerfield
85.86%, Ft Lauderdale
Ft Lauderdale
Deerfield
North Miami Beach

(1) YTD, Annualized
(2) North Miami Beach branch opened on July 8, 2024

OptimumBank Holdings, Inc.

Credit and Capital Trends

Allowance for Credit Losses / Loans (%)


1.20%
1.13%
1.08%
1.07%
0.89%
1.22%
2022
2023
2024
2025
3Q26
National Peers (1)
OPTIMUMBANK

Non-Performing Assets / Total Assets (%)


0.00%
0.13%
0.81%
0.32%
0.11%
0.50%
2022
2023
2024
2025
3Q26
National Peers (1)
OPTIMUMBANK

Net Charge Offs / Average Loans (%)


0.21%
0.38%
0.19%
0.04%
0.00%
0.18%
2022
2023
2024
2025
3Q26
National Peers (1)
OPTIMUMBANK

Tier 1 Leverage Ratio


11.29%
10.00%
10.91%
11.39%
12.23%
2022
2023
2024
2025
3Q26

(1) Peers consist of 38 publicly traded U.S. banks as of September 30, 2026, with total assets between $1 billion to $3 billion.

OPTIMUMBANK HOLDINGS, INC.

Loan Detail

Loan Composition and Growth Trend

(December 31, 2022-September 30, 2026)

Loan Balances ($000s)	2022	2023	2024	2025	2026	% Total Loans
Commercial Real Estate	$ 310,695	$ 422,680	$ 485,671	$ 666,508	$ 996,528	72.88%
Multi-Family Real Estate	$ 69,555	$ 67,498	$ 64,001	$ 65,693	$ 56,817	4.16%
Residential Real Estate	$ 50,354	$ 71,400	$ 74,064	$ 74,018	$ 107,058	7.83%
Consumer	$ 30,323	$ 44,023	$ 50,399	$ 68,166	$ 89,945	6.58%
Land and Construction	$ 17,286	$ 32,600	$ 77,295	$ 36,212	$ 57,786	4.23%
Commercial	$ 5,165	$ 41,870	$ 52,810	$ 48,196	$ 59,184	4.33%
				Total Loans	$ 1,367,318	100.00%

Loan Portfolio Repricing Profile

(as of September 30, 2026)


VARIABLE RATE VS FIXED RATE
(IN THOUSANDS)
Fixed, $176,664 13%
$1,367,318 Total Loans
Variable, $1,190,992 87%


VARIABLE RATE INDEX DETAIL
(IN THOUSANDS)
SOFR 55%
CMT 34%
Prime 11%
$1,190,992 Variable Loans


LOAN REPRICING SCHEDULE
(IN THOUSANDS)
1-6 Months 22%
7-12 Months 25%
<1 Month 15%
1-2 Years 9%
3+ Years 29%
$1,190,992 Variable Loans

OPTIMUMBANK HOLDINGS, INC.

Strong Liquidity and Deposit Growth Trends

- $199MM of Available On Balance Sheet Liquidity
  - Including Cash and unpledged Investments Available for Sale
  - Liquid assets as a percent of deposits is 14.8%
  - Liquid assets as a percent of total assets is 12.6%

- $551MM of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- AOCI Impact is Minimal to Equity (~3.7%)
  - HTM securities only amount to $203K of the $26.7 million investment portfolio

- Deposit Portfolio Quality
  - Deposit Composition
    - Noninterest bearing DDA balances represent 28.4% of total deposits
    - Customer transaction account balances represent 36.5% of total deposits
  - Deposit Growth
    - From December 31, 2025, to September 30, 2026, deposits grew 44.1%
    - From September 30, 2025, to September 30, 2026, deposits grew 40.0%

Go-Forward Focus

Strategic

- Grow new subsidiary with bridge-to-HUD financing and FHA/HUD loan origination capabilities
- Ramp up of fee-based income business (SBA and Treasury Management)
- Further refine our Concierge Relationship Banking Program for business owners/operators
- Through OptimumFinance LLC, expand the company's commercial real estate lending capabilities through flexible bridge and transitional financing solutions

Financial Outlook

- Manage/maintain Net Interest Margin in varying interest rate environments
- Investments in franchise aligned with total revenue growth
- Maintain strong capital position to utilize opportunistically
- Maintain best-in-class growth and profitability profile
- Continue double digit percentage growth in TBV

Compelling Investment Opportunity

Balance Sheet Growth Rates

Loan Growth CAGR
December 31, 2022 – September 30, 2026



31.95%
13.09%
OPTIMUMBANK
National Peers (1)

Deposit Growth CAGR
December 31, 2022 – September 30, 2026



29.60%
6.82%
OPTIMUMBANK
National Peers (1)

Per Share Growth Rates

Tangible Book Value Per Diluted Share[2]



$3.44
$3.81
$4.43
$5.18
$5.98
2022
2023
2024
2025
2026

Earnings Per Share - Diluted[2]



$0.29
$0.34
$0.63
$0.71
$0.78
2022
2023
2024
2025
2026 YTD

OptimumBank vs. Broader Bank Universe

Efficiency Ratio



45.86%
62.74%
OPTIMUMBANK
National Peers (1)

Net Interest Margin



4.63%
3.77%
OPTIMUMBANK
National Peers (1)

(1) Peers consist of 38 publicly traded U.S. banks as of September 30, 2026, with total assets between $1 billion to $3 billion.
(2) Diluted EPS includes 24,193,868 of average diluted shares outstanding. This includes average common shares outstanding (voting) of 12,735,517 shares and average common shares outstanding (nonvoting) of 11,458,351 shares. In Q2 2026, the Company exchanged all outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock for nonvoting common stock. The preferred Stock was previously reflected in the Company's fully diluted share count.

OPTIMUMBANK HOLDINGS, INC.

Board of Directors

Moishe Gubin *Chairman of the Board*	• Chief Executive Officer of the OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since May 2026 • Director of the Company and the Bank since September 2010 • Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties • Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities • Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies • Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center • Licensed Certified Public Accountant in the State of New York since 2010
Joel Klein	• Director of the Company and Bank since February 2012 • Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp • Licensed CPA in the State of New York since 1972
Thomas Procelli	• Director of the Company since July 2017 and Bank since October 2012 • Current CFO for Better Living Solutions • OptimumBank since the founding in 2000 through 2015 • Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.
Avi Zwelling	• Director of the Company and Bank since December 2017 • Managing partner of Zwelling, LLC
Michael Blisko	• Director since May 2021 • Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc. • Significant shareholder of the Company
Steven Newman	• Director of the Company and Bank since August 2022 • Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

Contact Information

Corporate Headquarters

OPTIMUMBANK HOLDINGS, INC.

2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
CEO, Chairman of the Board & Director
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Braden Smith
President
Phone: (954) 947-2714
Email: bsmith@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com

Reconciliation of Non-GAAP Financial Disclosures

This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles ("GAAP"). The financial highlights provides reconciliations between GAAP and adjusted financial measures including net earnings, tax adjustments, and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company's performance. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance and if not provided would be requested by the investor community.

These measures are also useful in understanding performance trends and to facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered as an alternative to GAAP.

GAAP to Non-GAAP Reconciliation

Pre-tax, Pre-provision Earnings

($s in 000s)	3Q 2026	2Q 2026	3Q 2025	2025	2024	2023	2022
Net Income (GAAP)	**$7,172**	**$6,655**	**$4,323**	**$16,648**	**$13,124**	**$6,283**	**$4,023**
Plus: Income Tax Expense	2,383	2,183	1,340	5,523	4,507	2,174	1,369
Plus: Credit Loss Expense	1,066	(37)	763	2,036	2,222	4,047	3,466
Pre-tax, Pre-provision Earnings (Non-GAAP)	**$10,621**	**$8,801**	**$6,426**	**$24,207**	**$19,853**	**$12,504**	**$8,858**

Return on Average Equity (ROAE) and Pre-tax, Pre-provision Return/ PPNR/ROAE (Core)

($s in 000s, except percentages)	3Q 2026	2Q 2026	3Q 2025	2025	2024	2023	2022
Net Income (GAAP)	**$7,172**	**$6,655**	**$4,323**	**$16,648**	**$13,124**	**$6,283**	**$4,023**
Average Total Equity	142,362	131,228	114,007	112,277	85,872	65,495	46,802
Return on Average Equity (GAAP)[(1)]	**19.99%**	**20.34%**	**15.04%**	**14.83%**	**15.28%**	**9.59%**	**8.60%**
Pre-tax, Pre-provision Earnings (Non-GAAP)	**10,621**	**8,801**	**6,426**	**24,207**	**19,853**	**12,504**	**8,858**
Average Total Equity	142,362	131,228	114,007	112,277	85,872	65,495	46,802
Pre-tax, Pre-provision Return on Average Equity (Core, Non-GAAP) [(1)]	**29.60%**	**26.90%**	**22.36%**	**21.56%**	**23.12%**	**19.09%**	**18.93%**

Efficiency Ratio

($s in 000s)	3Q26	2Q26	1Q26	4Q25	3Q25
Noninterest Expense (GAAP)	**$8,996**	**$8,382**	**$8,006**	**$6,743**	**$6,604**
Net Interest Income (GAAP)	16,781	14,697	13,190	11,871	11,048
Noninterest Income (GAAP)	2,836	2,486	1,784	1,727	1,982
Total Revenue (Non-GAAP)	**$19,617**	**$17,183**	**$14,974**	**$13,598**	**$13,030**
Efficiency Ratio[(2)]	**45.86%**	**48.78%**	**53.47%**	**49.59%**	**50.68%**

(1) 2026 quarterly ratios annualized.

(2) Efficiency ratio is defined as total non-interest expense divided by the sum of net interest income and total non-interest income.

OPTIMUMBANK HOLDINGS, INC.

GAAP to Non-GAAP Reconciliation

Tangible Book Value Per Common Share and Diluted Share

($ and number of shares in 000s)	3Q 2026	3Q 2025	12/31/2025	12/31/2024	12/31/2023	12/31/2022
Total Stockholders' Equity (GAAP) and Tangible Common Equity	**$149,389**	**$116,888**	**$121,897**	**$103,184**	**$70,007**	**$62,580**
Common Shares Outstanding - Voting[(1) (2)]	13,527	11,884	11,534	11,636	7,250	7,059
Common Shares Outstanding - Nonvoting[(3)]	11,458	-	-	-	-	-
Total Common Shares	**24,985**	**11,884**	**11,534**	**11,636**	**7,250**	**7,059**
Effect of Conversion of Series B Preferred Shares[(2)(3)]	-	11,114	11,114	11,114	11,114	11,114
Effect of Conversion of Series C Preferred Shares[(1)(3)]	-	526	876	526	-	-
Total Diluted Shares	**24,985**	**23,524**	**23,524**	**23,276**	**18,364**	**18,173**
Tangible Book Value per Common Share (GAAP)	**$5.98**	**$9.84**	**$10.57**	**$8.87**	**$9.66**	**$8.87**
Tangible Book Value per Diluted Share (Non-GAAP)	**$5.98**	**$4.97**	**$5.18**	**$4.43**	**$3.81**	**$3.44**

(1) During the fourth quarter 2025, 350,000 common shares were converted into Series C Convertible Preferred shares.

(2) During the first quarter 2026, 65 shares of Company Series B Convertible Preferred Stock were converted into 531,178 shares of common stock.

(3) During the second quarter of 2026, the Company exchanged all outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, for a total of 11,458,351 shares of Nonvoting Common Stock. The preferred stock was previously reflected in the Company's fully diluted share count.

OptimumBank Holdings, Inc.